                                                                   EXHIBIT 10.36

                                 LOAN AGREEMENT


        THIS LOAN AGREEMENT (this "Agreement") is made this 30th day of April, 1996, by and among GUILFORD PHARMACEUTICALS, INC., a Delaware corporation (the "Borrower") and SIGNET BANK, a Virginia banking association (the "Lender").

                                    RECITALS

        R.1 The Borrower has requested the Lender to make a loan to the Borrower in the principal amount of Four Million Two Hundred Thousand Dollars ($4,200,000.00) (the "Loan") and the Lender is willing to extend such credit to be evidenced by a Promissory Note of even date herewith (the "Note").

        R.2 The proceeds of the Loan are to be used by the Borrower for leasehold improvements at Borrower's facility located at 6611 Tributary Street, Baltimore, Maryland 21224 (the "Facility").

        R.3 The Borrower is presently indebted to the Lender under the terms and conditions of a Maryland Economic Development Corporation Taxable Economic Revenue Bond (Guilford Pharmaceuticals, Inc. Facility), 1994 issue in the original principal amount of Eight Million Dollars ($8,000,000.00) (the "Bond"), as evidenced by the Bond and by that certain Loan and Financing Agreement among the Maryland Economic Development Corporation, as Issuer, the Lender and the Borrower dated December 5, 1994 (as amended from time to time, the "Financing Agreement").

        R.4 The Borrower and the Lender desire to enter into this Agreement to provide for the advancing of Loan proceeds for the completion of the leasehold improvements to the Facility and for the purchase of any equipment required in connection therewith.

        NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein, and other good, valuable and legal consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Lender, intending to be legally bound, do hereby agree as follows:

        1. REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations, warranties and covenants of the Borrower contained in the Financing Agreement are incorporated by reference herein and are made a part hereof. Borrower covenants that Borrower is in compliance with the representations, warranties and covenants of the Financing Agreement on the date of this Agreement and shall be in compliance with such representations, warranties and covenants on the date of any advance made to Borrower hereunder except to the extent such non-compliance is disclosed to Lender in writing or to the extent the representations, warranties or comments are relevant as to a specific date.

        2.  APPLICATION AND ADVANCES OF LOAN PROCEEDS.

              2.1 Application of Loan Proceeds; Advances. The Loan will be made by the Lender to the Borrower as needed for the payment of leasehold improvements to the Facility. The proceeds of the Loan will be advanced by the Lender from time to time in accordance with the procedure set forth in this
Section 2 directly to the Borrower or for the account of the Borrower as the leasehold improvements are completed. The Note will bear interest based upon the aggregate amount of proceeds advanced to the Borrower by the Lender pursuant to this Section 2.

              2.2 Procedure for Making Advances of Loan Proceeds. Each advance of Loan proceeds shall be made only upon receipt by the Lender of a written request (each, a "Requisition") executed by an authorized Borrower representative (an "Authorized Person").

                      (a) Requisitions for Leasehold Improvements. Requisitions for costs of constructing the leasehold improvements shall include the following information: (i) the amount of the requested advance
(ii) a representation that the proceeds of the advance will be applied by the Borrower toward the completion of the leasehold improvements to the Facility and (iii) a representation that to Borrower's knowledge the leasehold improvements are being constructed in compliance with all federal, state and local building codes, rules and regulations.

                      (b) Timing. The Lender shall have a period of ten business days within which to fund each Requisition and shall not be required to disburse proceeds of the Loan more frequently than once every two weeks.

                      (c) Payment of Advances. Disbursements of proceeds of the Loan shall made by the Lender directly to the Borrower by credit to the checking account established specifically for the purposes of paying the costs of the leasehold improvements to be funded in connection with the Loan. Upon receipt of any funds requested by any Requisition, the Borrower shall immediately apply such funds to payment of the costs for which such funds are requested by the Requisition.

                      (d) Stored Materials. No advances of Loan proceeds shall be made for materials which are not physically incorporated into the Facility, other than for materials actually delivered to the site and stored in a place which is secured and insured against theft, vandalism and other damage, all in a manner satisfactory to the Lender in its reasonable discretion.

                      (e) Lender's Reliance on Requisitions. In making any advance of Loan proceeds, the Lender may rely on any Requisitions and certifications delivered to it pursuant to this Section 2.2, and Lender shall be relieved of all liability with respect to making such payments in accordance with such Requisitions and certifications, except for only for its gross





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negligence.  Each Requisition submitted pursuant to this Loan Agreement or the receipt of the advance of Loan proceeds requested thereby, shall constitute an affirmation that the representations and warranties of the Borrower set forth in the Financing Agreement are true and correct in all material respects as of the date of such Requisition, except as otherwise disclosed to the Lender by the Borrower in writing or which, by their terms are only relevant as to a specific date.

                      (f) No Liability to Third Parties. The making of the Loan shall not in any way be construed as an obligation of the Lender to any person for the payment of any expense incurred with respect to leasehold improvements to the Facility, and no person contracting with the Borrower in connection with the leasehold improvements to the Facility shall be reimbursed by the Lender under any circumstances whatsoever. The Lender shall in no way be responsible for liable to any person other than the Borrower for the advance of or failure to advance Loan proceeds, or any part thereof, and no engineer, general contractor, subcontractor, architect, material or equipment supplier or any other person shall have any right or claim against the Lender under this Loan Agreement or in connection with the administration hereof.

              2.3     Conditions Precedent to An Advance of Loan Proceeds.

                      (a) No Event of Default. No Event of Default shall have occurred hereunder, other than any Event of Default waived by or cured to the satisfaction of the Lender.

                      (b) Proper Application of Prior Advances. At Lender's request, Borrower shall deliver to Lender evidence satisfactory the Lender that all prior advances have been properly applied to the leasehold improvements to the Facility.

                      (c) Quality and Quantity of Construction. At Lender's request, Borrower shall deliver to Lender evidence that all construction work performed and all materials in place to the date of the Requisition are satisfactory as to both quantity and quality.

                      (d) Maximum Loan Amount. The amount of the requested advance, together with all other amounts outstanding in connection with the Loan shall not exceed $4,200,000.00.

        3. INSPECTION OF RECORDS AND PROPERTY. During the term of the Loan, the Borrower shall permit the Lender, or any person, entity or agent authorized by the Lender, to inspect and examine all property, assets, records and books of the Borrower (regardless of where maintained) and all supporting vouchers and data and to make copies and extracts therefrom at all reasonable times and as often as may be requested by the Lender.

        4. DEFAULT. The Borrower shall be in default under this Agreement and under each of the other Loan Documents upon the occurrence of any one or more of the following (each an "Event of Default"; any one or more collectively, "Events of Default"): (a) there occurs any failure to pay any amounts when due and owing under the Loan or the Loan Documents subject to any applicable grace or cure period; or (b) any representation or warranty made in the Financing





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Agreement or in connection with this Agreement, or any of the other Loan
Documents, shall prove to have been false or misleading when made in any material respect; or (c) the Borrower fails to timely and properly observe, keep or perform, any term, covenant, agreement or condition in the Financing Agreement, this Agreement or in any of the other Loan Documents.

        5.  RIGHTS AND REMEDIES.  Upon the occurrence of an Event of
Default under this Agreement, the Lender shall have no obligation to continue to make advances to Borrower hereunder and shall have all of the rights and remedies under each of the Loan Documents and under applicable laws.

        6.  MISCELLANEOUS.

            6.01 Any capitalized term not otherwise defined herein shall have the meaning assigned to such term in the Note.

            6.02 No modification or waiver of any provision of this Loan Agreement and no consent by Lender or Borrower to any departures from the provisions of this Loan Agreement shall be effective unless in writing and signed by Lender and Borrower, and then such modification, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given.

            6.03 The rights and remedies under this Loan Agreement and all other rights and remedies available to Lender under applicable law are cumulative and may be exercised alternatively, concurrently, or successively at the sole discretion of Lender and the exercise of any one or more of them will not be a waiver of the other. No delay or failure on the part of Lender to exercise any of its rights and remedies, or any partial or single exercise of its rights and remedies, shall constitute a waiver of any such rights and remedies.

            6.04 Borrower shall execute and deliver to Lender such further instruments and shall take such further action as Lender may at any time or times reasonably request in order to carry out the provisions and intent of this Loan Agreement.

            6.05 Borrower agrees to pay to Lender on demand the amount of all expenses paid or incurred by the Lender (including the fees and expenses of its counsel) in connection with the preparation of this Loan Agreement and the other Loan Documents. The provisions of this Subsection shall survive the termination of this Loan Agreement

            6.06 This Loan Agreement shall be governed by, construed and interpreted in accordance with the laws of the State of Maryland (excluding the choice of law rules thereof). The parties hereto each hereby irrevocably submit to the non-exclusive jurisdiction of any Maryland court or federal court sitting in the State of Maryland in any action or proceeding arising out of or relating to this Loan Agreement, and hereby irrevocably waive any objection to the laying of venue of any such action or proceeding in any such court and any claim that any such action or proceeding has been brought in an inconvenient forum. A final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the





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judgment or in any other manner provided by law.

            6.07 If any provision or part of any provision of this Loan Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or any remaining part of any provision) of this Loan Agreement, and this Loan Agreement shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had never been contained in this Loan Agreement, but only to the extent of its invalidity, illegality, or unenforceability.

            6.08 THE BORROWER HEREBY (i) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (ii) WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE LENDER AND THE BORROWER MAY BE PARTIES ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO THIS LOAN AGREEMENT, ANY OF THE LOAN DOCUMENTS AND/OR ANY TRANSACTIONS, OCCURRENCES, COMMUNICATIONS, OR UNDERSTANDINGS (OR THE LACK OF ANY OF THE FOREGOING) RELATING IN ANY WAY TO THE RELATIONSHIP AMONG THE PARTIES UNDER
THIS ASSIGNMENT OR THE LOAN DOCUMENTS. IT IS UNDERSTOOD AND AGREED THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT. THIS WAIVER OF JURY TRIAL IS SEPARATELY GIVEN, KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE BORROWER AND THE BORROWER HEREBY AGREES THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE LENDER IS HEREBY AUTHORIZED TO SUBMIT THIS LOAN AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE BORROWER SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF SUCH WAIVER OF RIGHT TO TRIAL BY JURY. THE BORROWER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS LOAN AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND/OR THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

            6.09 Any notice, demand, request or other communication which the Lender or the Borrower may be required to give hereunder shall be given in the manner set forth in the Note.

            6.10 This Loan Agreement shall benefit and be enforceable by Lender and Lender's successors and assigns and any other person to whom Lender may grant an interest in the Obligations, and shall be binding and enforceable against Borrower and Borrower's successors and assigns.

            6.11 This Loan Agreement may be executed in duplicate originals or in





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several counterparts, each of which shall be deemed an original but all of which together shall constitute one instrument.

            6.12         Time is of the essence under this Loan Agreement.

            6.13 The paragraph headings of this Loan Agreement are for convenience only, and shall not limit or otherwise affect any of the terms hereof.

            6.14 This Loan Agreement and the other Loan Documents, if any, constitute the entire agreement between the parties with respect to their subject matter and supersede all prior letters, representations, or agreements, oral or written, with respect thereto. No modification, release, or waiver of this Loan Agreement shall be deemed to be made by the Lender unless in writing signed by the Lender, and each such waiver, if any, shall apply only with respect to the specific instance involved. No course of dealing or conduct shall be effective to modify, release or waive any provisions of this Loan Agreement or any of the other Loan Documents.

            6.15 All covenants, agreements, representations and warranties made in this Loan Agreement and the other Loan Documents shall be deemed to be material and relied on by the Lender, notwithstanding any investigation made by or on behalf of the Lender, and shall survive the execution and delivery to Lender of this Loan Agreement and the other Loan Documents.

            IN WITNESS WHEREOF, the Borrower and the Lender have signed and sealed this Loan Agreement on the day and year first above written.


WITNESS/ATTEST:                         GUILFORD PHARMACEUTICALS, INC.


                                        By: /s/ Andrew R. Jordan        (SEAL)
------------------------                    --- ------ -- ------
                                      Name: Andrew R. Jordan
                                      Title: Vice President, Chief Financial
                                            Officer & Treasurer

WITNESS:                                SIGNET BANK



                                        By: /s/ Martha J. Hackett        SEAL)
------------------------                    --- ------ -- -------
                                      Martha J. Hackett
                                      Vice President





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                     FIRST AMENDMENT TO THE LOAN AGREEMENT


     THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment to the Loan Agreement") is made this 6th day of December, 1996, by and between GUILFORD PHARMACEUTICALS, INC., a Delaware corporation (the "Borrower") and SIGNET BANK, a Virginia banking association (the "Lender").


                                    RECITALS

     R.1 The Borrower requested the Lender to make a loan to the Borrower in the principal amount of Four Million Two Hundred Thousand Dollars
($4,200,000.00) (the "Loan") and the Lender has extended such credit as evidenced by a Promissory Note dated April 30, 1996 (the "Note").

     R.2 The proceeds of the Loan are being used by the Borrower for leasehold improvements at Borrower's facility located at 6611 Tributary Street, Baltimore, Maryland 21224 (the "Facility").

     R.3 The Borrower is presently indebted to the Lender under the terms and conditions of a Maryland Economic Development Corporation Taxable Economic Revenue Bond (Guilford Pharmaceuticals, Inc. Facility), 1994 issue in the original principal amount of Eight Million Dollars ($8,000,000.00) (the "Bond"), as evidenced by the Bond and by that certain Loan and Financing Agreement among the Maryland Economic Development Corporation, as Issuer, the Lender and the Borrower dated December 5, 1994 (as amended from time to time, the "Financing Agreement").

     R.4 The Borrower and the Lender entered into a Loan Agreement (the "Loan Agreement") dated April 30, 1996 to provide for the advancing of the Loan proceeds.

     R.5 The Borrower has requested the Lender to increase the Loan amount to the Borrower to the principal amount of Six Million Seven Hundred Thousand Dollars ($6,700,000.00) and the Lender is willing to increase the Loan and extend such credit to be evidenced by an Amended and Restated Promissory Note of even date herewith (the "Amended and Restated Promissory Note").

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein, and other good, valuable and legal consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Lender, intending to be legally bound, do hereby agree as follows:

     SECTION 1. Definitions. All terms used in this Amendment to the Loan Agreement and not otherwise defined or modified herein shall have the same meaning as set forth in the Loan Agreement, as the same were in effect prior to the execution of this Amendment to the Loan Agreement.

     SECTION 2. The Loan Agreement is hereby amended to reflect the Loan amount of Six Million Seven Hundred Thousand Dollars ($6,700,000.00) in place of the amounts set forth in the Loan Agreement dated April 30, 1996.
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     SECTION 3.   Ratification and Reaffirmation of the Loan Agreement.
Except as hereby expressly modified or amended, the Loan Agreement shall remain in full force and effect; and the Loan Agreement, as supplemented and amended hereby, is ratified and confirmed. Without limitation of the foregoing, it is understood and agreed that the incorporation in Section 1 of the Loan Agreement of the representations, warranties, and covenants of the Borrower contained in the Financing Agreement shall refer to such representations, warranties, and covenants in the Financing Agreement as the same may be amended from time to time.

     SECTION 4. Interpretation. In the event of any conflict between the provisions of the Loan Agreement as originally in effect and the provisions of this Amendment to the Loan Agreement, the provisions of this Amendment to the Loan Agreement shall control.

     SECTION 5. Binding Effect. This Amendment to the Loan Agreement shall inure to the benefit of and shall be binding upon the Lender, the Pledgor and their respective successors and assigns.

     SECTION 6. Execution of Counterparts. This Amendment to the Loan Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     SECTION 7. Effective Date. Subject to the conditions set forth herein, this Amendment to the Loan Agreement shall become effective as of the date first written above.

     IN WITNESS WHEREOF, Signet Bank as Lender and Guilford Pharmaceuticals, Inc., as Borrower have each caused this Amendment to the Loan Agreement to be executed in their respective names under seal by their duly and authorized officers as of the day and year first above written.


WITNESS:                          SIGNET BANK, as Lender


                                  By:      /s/ Janice E. Godwin       (SEAL)
                                           --- ------ -- ------
                                          Janice E. Godwin
                                          Vice President

[SIGNATURES CONTINUED]





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[SIGNATURES CONTINUED]


WITNESS:                      GUILFORD PHARMACEUTICALS, INC., as
                              Borrower



                              By:   /s/ Andrew R. Jordan     (SEAL)
                                      --- ------ -- ------
                                   Andrew R. Jordan
                                   Vice President and Chief Financial Officer





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